Exhibit 99.1

MACOM Reports Record Revenue $130.7 million and EPS $0.42 (non-GAAP)

for Fiscal Third Quarter

LOWELL, MA, July 28, 2015—M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (“MACOM”), a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products, today announced its financial results for its fiscal third quarter ended July 3, 2015.

Third Quarter Fiscal Year 2015 GAAP Results

•	Revenue was $130.7 million, compared to $124.9 million in the prior fiscal quarter and $112.4 million in the previous year’s fiscal third quarter;

•	Gross profit was 45.8 percent, compared to 43.2 percent in the prior fiscal quarter and 44.7 percent in the previous year’s fiscal third quarter;

•	Operating income was $10.2 million, compared to $3.3 million in the prior fiscal quarter and $7.3 million in the previous year’s fiscal third quarter; and

•	Net income was $8.0 million, or $0.15 income per diluted share, compared to net loss of $7.5 million, or $0.15 loss per diluted share, in the prior fiscal quarter and net income of $1.2 million, or $0.02 income per diluted share, in the previous year’s fiscal third quarter.

Third Quarter Fiscal Year 2015 Non-GAAP Results

•	Gross profit was 54.0 percent, compared to 53.1 percent in the prior fiscal quarter and 51.7 percent in the previous year’s fiscal third quarter;

•	Operating income was $32.3 million, or 24.7 percent of revenue, compared to $30.3 million, or 24.3 percent of revenue, in the prior fiscal quarter and $23.9 million, or 21.3 percent of revenue, in the previous year’s fiscal third quarter;

•	Adjusted EBITDA was $35.6 million, compared to $34.1 million for the prior fiscal quarter and $27.2 million for the previous year’s fiscal third quarter; and

•	Net income was $23.1 million, or $0.42 per diluted share, compared to net income of $21.3 million, or $0.41 per diluted share, in the prior fiscal quarter and net income of $15.8 million, or $0.33 per diluted share, in the previous year’s fiscal third quarter.

Management Commentary

John Croteau, MACOM’s President and Chief Executive Officer, stated, “I am pleased to announce another quarter of solid execution. During the fiscal third quarter Networks grew on the back of strong demand in 100G for long haul and metro and lasers in the access market. In addition, we saw weakness in multi-market, including industrial. That said, end market demand across the full breadth of our catalog portfolio including Networks and A&D more than offset this weakness and actually grew sequentially.

During the quarter, we successfully achieved our goal of doubling laser production capacity at our Ithaca fab. We remain on track to double production capacity using our Lowell fab by the beginning of calendar 2016. These expansion efforts will enable us to address the next secular growth opportunity in datacenters.”

Mr. Croteau concluded, “In mid-July we announced a definitive agreement to divest our automotive business to Autoliv ASP Inc. This divestiture supports MACOM’s strategy to be a pure-play high performance analog company. We expect it will significantly accelerate our ability to meet our target operating model of 60% non-GAAP gross margin and 30% non-GAAP operating margin. We anticipate our optical and laser businesses will continue to outperform allowing us to meet our growth and profit objectives.”

Business Outlook

For the fiscal fourth quarter ending October 2, 2015, MACOM expects another quarter of growth with revenue expected to be in the range of $133 to $137 million. Non-GAAP gross margin is expected to be between 53 and 55 percent, and non-GAAP earnings per share between $0.43 and $0.46 on an anticipated 55.5 million shares outstanding, based on our increased share count following the public offering of common stock we completed in February.

Conference Call

MACOM will host a conference call on Tuesday, July 28, 2015 at 5:00 p.m. Eastern Time to discuss its fiscal third quarter financial results and business outlook. Investors and analysts may join the conference call by dialing 1-877-837-3908 and providing the confirmation code 69910703. International callers may join the teleconference by dialing +1-973-872-3000 and entering the same confirmation code at the prompt. A telephone replay of the call will be made available beginning two hours after the call and will remain available for 5 business days. The replay number is 1-855-859-2056 with a pass code of 69910703. International callers should dial +1-404-537-3406 and enter the same pass code at the prompt.

Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties in the Investors section of MACOM’s website at http://www.macom.com. To listen to the live call, please go to the Investors section of MACOM’s website and click on the conference call link at least fifteen minutes prior to the start of the conference call. For those unable to participate during the live broadcast, a replay will be available shortly after the call and will remain available for approximately 30 days.

About MACOM

M/A-COM Technology Solutions Holdings, Inc. (www.macom.com) is a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products that enable next-generation internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including high speed optical, satellite, radar, wired and wireless networks, automotive, industrial, medical, and mobile devices. A pillar of the semiconductor industry, we thrive on more than 60 years of solving our customers’ most complex problems, serving as a true partner for applications ranging from RF to Light.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, information concerning our stated business outlook and future results of operations, our statements regarding our expectations of previously-announced divestment of our Automotive business, statements about expected expansion in capacity and any other statements regarding future trends, business strategies, competitive position, industry conditions, acquisitions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including greater than expected dilutive effect on earnings of our equity issuances, outstanding indebtedness and related interest expense and other costs, the potential that the expected rollout of fiber-to-the-home network technology or other new network technology deployments in China and other geographies fails to occur, occurs more slowly than we expect or does not result in the amount or type of new business we anticipate, lower than expected demand in any or all of our primary end markets or from any of our large OEM customers based on seasonal effects, macro-economic weakness or otherwise, delays in completing, failure to complete or failure to realize the projected benefits of our anticipated Automotive business divestment, our failure to realize the expected economies of scale, lowered production cost and other anticipated benefits of our previously announced GaN intellectual property licensing program or InP laser production capacity expansion program, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by any customer in winning business or to make purchases from us in support of such business, lack of adoption or delayed adoption by customers and industries we serve of GaN, InP lasers or other solutions offered by us, failures or delays in porting and qualifying GaN or InP process technology to our Lowell, MA fabrication facility or third party facilities, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development efforts, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of our new product introductions, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any executed or abandoned acquisition, divestiture, joint venture, financing or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the impact of changes in export, environmental or other laws applicable to us, the relative success of our cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings we may be involved in, the potential loss of access to any in-licensed intellectual property or inability to license technology we may require on reasonable terms, and the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, as well as those factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2015 as filed with the SEC on May 13, 2015. MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to GAAP reporting, MACOM provides investors with non-GAAP financial information, including revenue, gross margin, operating margin, operating income, net income, earnings per share, Adjusted EBITDA and other data calculated on a non-GAAP basis. This non-GAAP information excludes the operations of Nitronex prior to the date of acquisition, discontinued operations, the impact of fair value accounting in merger and acquisitions (M&A) of businesses, M&A costs, including acquisition and related integration costs, certain cost savings from synergies expected from M&A activities, income and expenses from transition services related to M&A activities, expected amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, certain cash compensation, restructuring charges, litigation settlement and costs, changes in the carrying values of assets and liabilities measured at fair value, contingent consideration, amortization of debt discounts and issuance costs, other non-cash expenses, earn-out costs, exited leased facility costs and certain income tax items. Management does not believe that the excluded items are reflective of MACOM’s underlying performance. The exclusion of these and other similar items from MACOM’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. These and other similar items are also excluded from Adjusted EBITDA, which is non-GAAP earnings before interest, income taxes, depreciation and amortization. MACOM believes this non-GAAP financial information provides additional insight into MACOM’s on-going performance and has, therefore, chosen to provide this information to investors for a consistent basis of comparison and to help them evaluate the results of MACOM’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited and in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	July 3, 2015	April 3, 2015	July 4, 2014	July 3, 2015	July 4, 2014
Revenue	$130,663	$124,885	$112,364	$370,412	$304,345
Cost of revenue	70,879	70,878	62,150	202,420	191,546

Gross profit	59,784	54,007	50,214	167,992	112,799

Operating expenses:
Research and development	21,611	21,061	20,810	62,146	53,587
Selling, general and administrative	27,428	29,227	22,065	82,254	65,952
Restructuring charges	558	413	—	971	15,725

Total operating expenses	49,597	50,701	42,875	145,371	135,264

Income (loss) from operations	10,187	3,306	7,339	22,621	(22,465)

Other income (expense):
Warrant liability (expense) gain	546	(5,609)	(2,782)	(15,671)	(5,566)
Interest expense	(4,505)	(4,723)	(5,625)	(13,952)	(7,833)
Other income (expense)	3,775	(1,376)	1,354	2,774	2,441

Total other expense	(184)	(11,708)	(7,053)	(26,849)	(10,958)

Income (loss) before income taxes	10,003	(8,402)	286	(4,228)	(33,423)
Income tax provision (benefit)	1,976	(865)	(897)	1,589	(8,168)

Income (loss) from continuing operations	8,027	(7,537)	1,183	(5,817)	(25,255)
Income (loss) from discontinued operations	—	—	—	—	(4,605)

Net income (loss)	$8,027	$(7,537)	$1,183	$(5,817)	$(29,860)

Net income (loss) per share:
Basic:
Income (loss) from continuing operations	$0.15	$(0.15)	$0.03	$(0.12)	$(0.54)
Income (loss) from discontinued operations	—	—	—	—	(0.10)

Income (loss) per share—basic	$0.15	$(0.15)	$0.03	$(0.12)	$(0.64)

Diluted:
Income (loss) from continuing operations	$0.15	$(0.15)	$0.02	$(0.12)	$(0.54)
Income (loss) from discontinued operations	—	—	—	—	(0.10)

Income (loss) per share—diluted	$0.15	$(0.15)	$0.02	$(0.12)	$(0.64)

Shares:
Basic	53,098	50,593	47,280	50,433	46,856

Diluted	55,175	50,593	48,524	50,433	46,856

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Three Months Ended
	July 3, 2015		April 3, 2015		July 4, 2014
	Amount		Amount		Amount
Revenue—GAAP	$130,663		$124,885		$112,364

	Amount	% Revenue	Amount	% Revenue	Amount	% Revenue
Gross Profit—GAAP	$59,784	45.8%	$54,007	43.2%	$50,214	44.7%
Amortization expense	6,932	5.3	7,347	5.9	6,270	5.6
Non-cash compensation expense	503	0.4	599	0.5	646	0.6
Equity-based compensation	27	—	179	0.1	23	—
Acquisition FMV step-up	2,464	1.9	3,538	2.8	168	0.1
Third-party engineering costs	396	0.3	305	0.2	400	0.4
Integration costs and synergy savings	487	0.4	356	0.3	345	0.3

Gross Profit—non-GAAP	$70,593	54.0%	$66,331	53.1%	$58,066	51.7%

Research and Development—GAAP	$21,611	16.5%	$21,061	16.9%	$20,810	18.5%
Non-cash compensation expense	(1,506)	(1.2)	(1,620)	(1.3)	(893)	(0.8)
Equity-based compensation	(305)	(0.2)	(669)	(0.5)	(228)	(0.2)
Acquisition FMV step-up	(204)	(0.2)	(204)	(0.2)	(204)	(0.2)

Integration costs and synergy savings	(74)	(0.1)	(137)	(0.1)	(1,108)	(1.0)
Third-party engineering costs	396	0.3	305	0.2	400	0.4

Research and Development—non-GAAP	$19,918	15.2%	$18,736	15.0%	$18,777	16.7%

Selling, General and Administrative—GAAP	$27,428	21.0%	$29,227	23.4%	$22,065	19.6%
Amortization expense	(3,201)	(2.4)	(3,096)	(2.5)	(505)	(0.4)
Non-cash compensation expense	(4,763)	(3.6)	(7,578)	(6.1)	(1,851)	(1.6)
Equity-based compensation	(246)	(0.2)	(501)	(0.4)	(147)	(0.1)
Acquisition FMV step-up	(28)	—	(28)	—	(28)	—
Litigation costs	(559)	(0.4)	(971)	(0.8)	(1,836)	(1.6)
Transaction expenses	(125)	(0.1)	530	0.4	—	—
Integration costs and synergy savings	(136)	(0.1)	(282)	(0.2)	(2,321)	(2.1)

Selling, General and Administrative—non-GAAP	$18,370	14.1%	$17,301	13.9%	$15,377	13.7%

Total operating expenses—GAAP	$49,597	38.0%	$50,701	40.6%	$42,875	38.2%
Amortization expense	(3,201)	(2.4)	(3,096)	(2.5)	(505)	(0.4)
Non-cash compensation expense	(6,269)	(4.8)	(9,198)	(7.4)	(2,744)	(2.4)

Equity-based compensation	(551)	(0.4)	(1,170)	(0.9)	(375)	(0.3)
Acquisition FMV step-up	(232)	(0.2)	(232)	(0.2)	(232)	(0.2)
Restructuring charges	(558)	(0.4)	(413)	(0.3)	—	—
Integration costs and synergy savings	(210)	(0.2)	(419)	(0.3)	(3,429)	(3.1)
Litigation costs	(559)	(0.4)	(971)	(0.8)	(1,836)	(1.6)
Transaction expenses	(125)	(0.1)	530	0.4	—	—
Third-party engineering	396	0.3	305	0.2	400	0.4

Total operating expenses—non-GAAP	$38,288	29.3%	$36,037	28.9%	$34,154	30.4%

Income from operations—GAAP	$10,187	7.8%	$3,306	2.6%	$7,339	6.5%
Amortization expense	10,133	7.8	10,446	8.4	6,775	6.0
Non-cash compensation expense	6,772	5.2	9,797	7.8	3,390	3.0
Equity-based compensation	578	0.4	1,349	1.1	398	0.4
Restructuring charges	558	0.4	413	0.3	—	—
Acquisition FMV step-up	2,696	2.1	3,770	3.0	400	0.4
Litigation costs	559	0.4	971	0.8	1,836	1.6
Transaction expenses	125	0.1	(530)	(0.4)	—	—
Integration costs and synergy savings	697	0.5	772	0.6	3,774	3.4

Income from operations—non-GAAP	$32,305	24.7%	$30,294	24.3%	$23,912	21.3%

Net income (loss)—GAAP	$8,027	6.1%	$(7,537)	(6.0)%	$1,183	1.1%
Amortization expense	8,306	6.4	8,566	6.9	5,183	4.6
Non-cash compensation expense	5,529	4.2	8,309	6.7	2,593	2.3
Equity-based compensation	472	0.4	1,107	0.9	304	0.3
Impairment of minority investment	—	—	2,230	1.8	—	—
Contingent consideration	—	—	(1,640)	(1.3)	—	—
Restructuring charges	457	0.3	339	0.3	—	—
Warrant liability expense	(546)	(0.4)	5,609	4.5	2,782	2.5
Non-cash interest expense	333	0.3	330	0.3	1,838	1.6
Acquisition FMV step-up	2,210	1.7	3,092	2.5	306	0.3
Litigation costs	(2,822)	(2.2)	797	0.6	1,405	1.3
Integration costs and synergy savings	760	0.6	633	0.5	1,270	1.1
Transaction expenses	404	0.3	(435)	(0.3)	—	—
Transition services for divested business	—	—	(102)	(0.1)	(1,036)	(0.9)

Net income—non-GAAP	$23,130	17.7%	$21,298	17.1%	$15,828	14.1%

Income from operations—non-GAAP	$32,305		$30,294		$23,912
Depreciation expense	3,298		3,759		3,296

Adjusted EBITDA	$35,603		$34,053		$27,208

Interest expense- GAAP	$4,505		$4,723		$5,625
Non-cash interest expense	(405)		(403)		(2,402)

Interest expense- non-GAAP	$4,100		$4,320		$3,223

	Three Months Ended
	July 3, 2015		April 3, 2015		July 4, 2014
	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share	Amount	Income per diluted share
Net income (loss)—GAAP	$8,027	$0.15	$(7,537)	$(0.15)	$1,183	$0.02

Net income—non-GAAP	$23,130	$0.42	$21,298	$0.41	$15,828	$0.33

Diluted shares—GAAP	55,175		50,593		48,524
Incremental stock options, warrants, restricted stock and units	—		1,908		—

Diluted shares—non-GAAP	55,175		52,501		48,524

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Nine Months Ended
	July 3, 2015		July 4, 2014
	Amount		Amount
Revenue—GAAP	$370,412		$304,345
Nitronex prior to acquisition	—		(1,048)

Revenue—non-GAAP	$370,412		$303,297

	Amount	% Revenue	Amount	% Revenue
Gross Profit—GAAP	$167,992	45.4%	$112,799	37.1%
Nitronex prior to acquisition	—	—	959	0.5
Amortization expense	19,638	5.3	13,779	4.5
Non-cash compensation expense	1,456	0.4	1,355	0.4
Equity-based compensation	264	0.1	53	—
Acquisition FMV step-up	6,837	1.8	18,707	6.2
Integration costs and synergy savings	839	0.2	1,306	0.4
Third-party engineering costs	1,625	0.4	970	0.3

Gross Profit—non-GAAP	$198,651	53.6%	$149,928	49.4%

Research and Development—GAAP	$62,146	16.8%	$53,587	17.6%
Nitronex prior to acquisition	—	—	(1,423)	(0.3)
Non-cash compensation expense	(4,164)	(1.1)	(2,105)	(0.7)
Equity-based compensation	(1,493)	(0.4)	(365)	(0.1)
Acquisition FMV step-up	(612)	(0.2)	(459)	(0.2)
Integration costs and synergy savings	(382)	(0.1)	(3,558)	(1.2)
Third-party engineering costs	1,625	0.4	970	0.3

Research and Development—non-GAAP	$57,120	15.4%	$46,647	15.4%

Selling, General and Administrative—GAAP	$82,254	22.2%	$65,952	21.7%
Nitronex prior to acquisition	—	—	(685)	(0.2)
Amortization expense	(7,350)	(2.0)	(1,347)	(0.4)
Non-cash compensation expense	(14,746)	(4.0)	(5,065)	(1.7)
Equity-based compensation	(1,064)	(0.3)	(361)	(0.1)
Acquisition FMV step-up	(84)	—	(60)	—
Integration costs and synergy savings	(714)	(0.2)	(8,914)	(2.9)
Litigation costs	(2,247)	(0.6)	(3,240)	(1.1)
Transaction expenses	(4,231)	(1.1)	(4,472)	(1.5)

Selling, General and Administrative—non-GAAP	$51,818	14.0%	$41,808	13.8%

Total operating expenses—GAAP	$145,371	39.2%	$135,264	44.4%

Nitronex prior to acquisition	—	—	(2,108)	(0.4)
Amortization expense	(7,350)	(2.0)	(1,347)	(0.4)
Non-cash compensation expense	(18,910)	(5.1)	(7,170)	(2.4)
Equity-based compensation	(2,557)	(0.7)	(726)	(0.2)
Acquisition FMV step-up	(696)	(0.2)	(519)	(0.2)
Restructuring charges	(971)	(0.3)	(15,725)	(5.2)
Integration costs and synergy savings	(1,096)	(0.3)	(12,472)	(4.1)
Litigation costs	(2,247)	(0.6)	(3,240)	(1.1)
Transaction expenses	(4,231)	(1.1)	(4,472)	(1.5)
Third-party engineering	1,625	0.4	970	0.3

Total operating expenses—non-GAAP	$108,938	29.4%	$88,455	29.2%

Income (loss) from operations—GAAP	$22,621	6.1%	$(22,465)	(7.4)%
Nitronex prior to Acquisition	—	—	3,067	1.0
Amortization expense	26,988	7.3	15,126	5.0
Non-cash compensation expense	20,366	5.5	8,525	2.8
Equity-based compensation	2,820	0.8	779	0.3
Restructuring charges	971	0.3	15,725	5.2
Acquisition FMV step-up	7,533	2.0	19,226	6.3
Integration costs and synergy savings	1,935	0.5	13,778	4.5
Litigation costs	2,247	0.6	3,240	1.1
Transaction expenses	4,231	1.1	4,472	1.5

Income from operations—non-GAAP	$89,712	24.2%	$61,473	20.3%

Net loss—GAAP	$(5,817)	(1.6)%	$(29,860)	(9.8)%
Nitronex prior to acquisition	—	—	3,067	0.9
Amortization expense	22,130	6.0	11,572	3.8
Non-cash compensation expense	16,951	4.6	6,521	2.2
Equity-based compensation	2,312	0.6	595	0.2
Impairment of minority investment	2,230	0.6	—	—
Contingent consideration	(1,640)	(0.4)	—	—
Restructuring charges	796	0.2	12,030	4.0
Warrant liability expense	15,671	4.2	5,566	1.8
Non-cash interest expense	1,023	0.3	2,020	0.7
Acquisition FMV step-up	6,177	1.7	13,841	4.6
Integration costs and synergy savings	1,773	0.5	8,922	2.9
Litigation costs	(1,437)	(0.4)	2,479	0.8
Transaction expenses	3,388	0.9	3,537	1.2
Transition services for divested business	(409)	(0.1)	(1,777)	(0.6)
Discontinued operations	—	—	4,605	1.5

Net income—non-GAAP	$63,148	17.0%	$43,118	14.2%

	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share
Net loss—GAAP	$(5,817)	$(0.12)	$(29,860)	$(0.64)

Net income—non-GAAP	$63,148	$1.20	$43,118	$0.89

Diluted shares—GAAP	50,433		46,856
Incremental stock options, warrants, restricted stock and units	2,126		1,349

Diluted shares—non-GAAP	52,559		48,205

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	July 3, 2015	October 3, 2014
ASSETS
Current assets:
Cash and cash equivalents	$80,687	$173,895
Accounts receivable, net	89,714	75,156
Inventories	84,373	73,572
Deferred income taxes and other	54,380	50,726

Total current assets	309,154	373,349
Property and equipment, net	80,167	50,357
Goodwill and intangible assets, net	351,295	153,417
Deferred income taxes and other	66,098	105,111

TOTAL ASSETS	$806,714	$682,234

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of lease	$554	$—
Current portion of long-term debt	3,500	3,478
Accounts payable, accrued liabilities and other	61,264	64,910
Deferred revenue	336	17,258

Total current liabilities	65,654	85,646
Lease payable, less current portion	608	—
Long-term debt, less current portion	340,813	343,178
Common stock warrant liability	31,472	15,801
Deferred income taxes and other	7,365	9,042

Total liabilities	445,912	453,667
Commitments and contingencies
Stockholders’ equity	360,802	228,567

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$806,714	$682,234

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited and in thousands)

	Nine Months Ended
	July 3, 2015	July 4, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,817)	$(29,860)
Non-cash adjustments	86,208	47,690
Change in operating assets and liabilities	(52,196)	(8,170)

Net cash from operating activities	28,195	9,660

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of businesses, net	(208,352)	(258,108)
Sale of a business	—	8,627
Sale of a product line	—	12,000
Strategic investments	1,250	(5,250)
Purchases of property and equipment	(32,488)	(10,279)
Acquisition of intellectual property	(2,483)	(5,088)

Net cash used in investing activities	(242,073)	(258,098)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	—	350,000
Payment of assumed debt	—	(34,952)
Capital contributions	—	3,200
Proceeds from stock offering, net of issuance costs	127,697	—
Proceeds from revolving facility	100,000	—
Proceeds from stock awards and units	5,329	3,777
Financing and offering costs	(39)	(8,790)
Payments on revolving facility	(100,000)	—
Other financing activities	(11,916)	(1,847)

Net cash from financing activities	121,071	311,388

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(401)	70
NET CHANGE IN CASH AND CASH EQUIVALENTS	(93,208)	63,020
CASH AND CASH EQUIVALENTS — Beginning of period	173,895	110,488

CASH AND CASH EQUIVALENTS — End of period	$80,687	$173,508

* * *

Company Contact:

M/A-COM Technology Solutions Holdings, Inc.

Robert J. McMullan

Senior Vice President and Chief Financial Officer

P: 978-656-2753

E: bob.mcmullan@macom.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers

EVP, Investor Relations

P: 949-224-3874

E: lsievers@sheltongroup.com